SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 22, 2008

CHINDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149014	26-1080965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
     2065 Lanihuli Drive
        Honolulu, Hawaii 96822

(Address of principal executive offices)

Registrant’s telephone number, including area code: (808) 347-9826

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On October 21, 2008, the Board of Directors of Chindia elected Delos Stock Transfer Company  (“Delos”) as its designated Stock Transfer Agent and Escrow Agent.  The address for Delos is 772 South U.S. Highway 1, Suite 159, Vero Beach Florida 32968

All subscription agreements and funds collected in the Company’s former escrow account; utilized by the Company for its Registered Offering (“Offering”), as filed on Form SB-2 (effective 2-14/08) shall be transferred to the new Escrow Account of Delos by close of business on October 24, 2008 and all subscriber proceeds received  going forward from this date relating to the Offering  shall be deposited with Delos.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 22, 2008

CHINDIA, INC.

By:	/s/ Steven M. Kunkle
Name: Steven M. Kunkle
Title: Chief Executive Officer